BOND FUNDS QUARTERLY REPORT

                          QUARTER ENDED JUNE 30, 1998




                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                               MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                                    BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND





                           [LOGO] SIT(SM) MUTUAL FUNDS
                                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

        A Look at Sit Mutual Funds..............................        2

        Chairman's Letter.......................................        3

        Performance Review......................................        4

        Fund Reviews

              Money Market Fund.................................        6

              U.S. Government Securities Fund...................        8

              Bond Fund.........................................       10

              Tax-Free Income Fund..............................       12

              Minnesota Tax-Free Income Fund....................       14




         This document must be preceded or accompanied by a Prospectus.

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6 billion as of June 30, 1998, for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              SIT FAMILY OF FUNDS
                                   [GRAPHIC]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation       appreciation
                                         and income


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - QUARTER ENDED JUNE 30, 1998

[PHOTO]
EUGENE C. SIT, CFA
CHIEF INVESTMENT OFFICER

Dear Fellow Shareholders:

     U.S. Treasury bond rates fell during the quarter as concerns over Asia fueled expectations for a slowing economy and low inflation as well as further strength in the U.S. dollar. Domestic fixed income instruments provided slightly better than coupon rates of return during the quarter.

Economic Overview

     The domestic economy appears to have slowed following the unsustainable +5.4% rate of real GDP growth in the first quarter. Consensus expectations are that second quarter real GDP growth should moderate to less than +2.0%, and a few economists are even postulating a negative growth quarter. Contributing factors are lower inventory accumulation, the GM strike and the widening trade deficit, which is the most worrisome. However, strength in the consumer sector makes it difficult to assign a high probability to a sudden, near-term economic downturn. We expect U.S. real GDP growth to moderate to approximately +1.0% in the second quarter and average +2.5% in the second half of the year. While inflation readings remain tame, the Consumer Price Index appears to have reached an intermediate bottom. The CPI upticked in May to a year-over-year increase of +1.7% compared to an average of +1.4% for February-April. Our expectations are that the CPI will increase at less than +2.0% over the balance of the year.

     Federal budget trends continue to improve with a surplus of up to $90 billion projected for fiscal 1998, and possibly $175 billion in fiscal 1999. Growth in 1999 receipts over spending is projected to result in a net surplus of 2.0% of GDP, compared to 1992 when the deficit was a record 4.7% of GDP (-$290 billion). While booming financial markets have produced huge capital gains for taxation purposes, wage and salary withholding has also been growing nearly 10%, reflecting high levels of employment and a strong economy.

     The U.S. intervened jointly with Japan to support the yen in early June. Most observers, including ourselves, believe this and any future interventions will be insufficient to correct Japan's inherent problems without meaningful internal programs. With the U.S. dollar exchange rate at the upper end of its past ten-year trading range, the possibility of further currency intervention holds potential for increased volatility in the months ahead.

Strategy Summary

     To no one's surprise, the Federal Reserve again left unchanged the 5.50% federal funds rate target at its July 1st meeting, but retained a "bias toward tightening." In his testimony before the Joint Economic Committee on June 10th, Chairman Alan Greenspan admitted that, despite conditions in Asia, the economy was "still enjoying a virtuous cycle" and reiterated the need for continued vigilence on inflation. As long as overall inflation remains dormant, and the Asian economies continue to show weakness, we expect the Fed to maintain its policy of neutrality, but with a bias toward tightening.

     Given our expectations for continued strength in the U.S. economy in the second half of the year and indications that domestic inflation trends may have bottomed, we continue to believe that Treasury bond yields are likely to remain in a stable to slightly higher range in coming months. Thus, we have maintained taxable fixed income portfolio durations slightly lower than related benchmarks. In addition, we have made initial purchases of inflation-linked Treasury notes. In municipal accounts, we remain focused on sector and security selection. As the incremental yield provided by lower rated credits remains very narrow, we continue to seek opportunities to improve the credit quality of portfolios without giving up much income. Municipal bonds remain cheaply valued relative to taxable bonds and we are watchful of opportunities created by supply conditions.

     Given our expectations for stable to slightly higher interest rates, we believe our focus on high current income and stability of principal will help provide positive incremental returns over longer term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.


Sincerely,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer
June 30, 1998

SIT MUTUAL FUNDS
QUARTER ENDED JUNE 30, 1998 PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     The Federal Reserve left monetary policy unchanged during the quarter. Concerns over Asia caused the Fed to shift to a neutral bias last December but evidence of continued strength in the U.S. led the Fed to reinstate its bias toward tightening on March 31, 1998. The 5.50% federal funds rate provided resistance to falling short-term interest rates. 3-Month Treasury bill yields declined from 5.13% to 5.08% during the second quarter of the year and remained in a relatively narrow range between 4.97% and 5.23%.

     After a relatively stable first quarter, longer term taxable bond yields fell during the second quarter as concerns over Asia fueled expectations for a slowing economy and low inflation as well as further strength in the dollar. The 30-year Treasury bond yield decreased from 5.94% to 5.62% during the second quarter. These conditions resulted in a further flattening of the taxable yield curve. The low level of interest rates resulted in heavy corporate issuance which caused yield spreads in that sector to widen late in the quarter. Despite corporates' higher yield levels, the government and corporate sectors were the best performing sectors during the quarter. The lowest return came from the mortgage sector as investors feared a repeat of the record refinancing activity that occurred in the first quarter this year. The asset-backed sector also lagged due to its shorter duration.

     In contrast to the taxable bond market, municipal bond yields were relatively unchanged during the quarter and year-to-date. The Bond Buyer 40-Bond Index yield decreased from 5.27% to 5.22% during the quarter and, given the decline in Treasury yields, the relative yield ratio of long municipals to long Treasury bonds rose from 89% to almost 93%. Without the benefit of price appreciation, municipal indices posted coupon rates of return during the quarter. Electrics and housing were the top performing revenue sectors. The hospital sector kept pace during the quarter and remains the top performer over most longer term periods due to continued narrow incremental yield spreads. Municipal new-issue volume is approximately 50% higher than one year ago and is on track to keep pace with the record issuance volume of 1993.

     Security selection remains a strong component of the attractive returns earned by the Sit bond funds during the past year. These results are consistent with the Funds' dual objectives of high income and principal stability.

                                          1989   1990   1991
                                          ----   ----   ----

SIT MONEY MARKET FUND                     ----   ----   ----

SIT U.S. GOV'T. SECURITIES FUND          11.04  10.97  12.87

SIT BOND FUND                             ----  ----   ----

SIT TAX-FREE INCOME FUND                  8.38   7.29   9.25

SIT MINNESOTA TAX-FREE
     INCOME FUND                          ----   ----   ----

3-MONTH U.S. TREASURY BILL                8.73   8.04   5.72
LEHMAN INTER. GOVERNMENT BOND INDEX      12.68   9.56  14.11
LEHMAN AGGREGATE BOND INDEX              14.53   8.96  16.00
LEHMAN 5-YEAR MUNICIPAL BOND INDEX        9.07   7.70  11.41

SIT INVESTMENT RESERVE FUND              8.53%  7.59%  6.14%
     (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93)

                                                  NASDAQ
                                                  SYMBOL     INCEPTION
                                                  ------     ---------

SIT MONEY MARKET FUND                              SNIXX      11/01/93
SIT U.S. GOV'T. SECURITIES FUND                    SNGVX      06/02/87
SIT BOND FUND                                      SIBOX      12/01/93
SIT TAX-FREE INCOME FUND                           SNTIX      09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND                 SMTFX      12/01/93

3-MONTH U.S. TREASURY BILL                                    11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                           05/31/87
LEHMAN AGGREGATE BOND INDEX                                   11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                            09/30/88

(1) Period from Fund inception through calendar year-end. converted to the Sit Money Market Fund.
(2) Based on the last 12 monthly distributions of net investment income and NAV as of 6/30/98.
(3) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.29%, 7.60%, 8.20%, and 8.69%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 28%, 31%, 36% and 39.6% federal tax brackets, the federal tax equivalent yields are 6.63%, 6.91%, 7.45% and 7.90%, respectively (income subject to state tax, if any).

     TOTAL RETURN - CALENDAR YEAR

                                                            YIELD
                                                     YTD    AS OF   DISTRIBUTION
 1991  1992  1993      1994    1995   1996   1997   1998   6/30/98    RATE (2)
---------------------------------------------------------  ---------------------

 ----  ----  0.46%(1)  3.84%   5.58%  5.08%  5.22%  2.57%  5.30%(6)

12.87  5.43  7.34      1.77   11.50   4.99   8.19   3.12   5.63        5.72%

 ----  ----  0.34(1)  -1.31   16.83   4.25   9.44   3.26   5.07        5.99%

 9.25  7.71 10.42     -0.63   12.86   5.69   9.87   2.83   4.77(4)     5.17%


 ----  ----  1.60(1)   0.63   11.90   5.89   8.19   2.55   4.80(3)     5.21%

 5.72  3.56  3.13      4.47    5.98   5.27   5.32   2.60
14.11  6.93  8.17     -1.75   14.41   4.06   7.72   3.39
16.00  7.40  0.54(1)  -2.92   18.47   3.63   9.65   3.93
11.41  7.62  8.73     -1.28   11.65   4.22   6.38   2.29

 6.14% 3.81% 2.34%(5)


                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
        TOTAL RETURN                      PERIODS ENDED JUNE 30, 1998
   QUARTER      SIX MONTHS                                            SINCE
ENDED 6/30/98   ENDED 6/30/98        1 YEAR   3 YEARS      5 YEARS  INCEPTION
-----------------------------        ----------------------------------------

    1.28%         2.57%               5.27%    5.21%         ----      4.88%
    1.70          3.12                8.32     7.14          6.38%     8.19
    2.06          3.26                9.25     7.60          ----      7.00
    1.36          2.83                8.91     8.06          6.94      7.73
    1.36          2.55                7.79     7.24          ----      6.67

    1.28          2.60                5.29     5.34          ----      5.15
    1.85          3.39                8.38     6.74          5.91      8.05
    2.34          3.93               10.54     7.88          ----      7.04
    1.12          2.29                6.24     5.82          5.29      6.96

(5)  Period January 1, 1993, through October 31, 1993, at which time the Fund
(6) Figure represents 7-day compound effective yield. The 7-day average simple yield as of 6/30/98 was 5.09%.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES.

SIT MONEY MARKET FUND REVIEW
QUARTER ENDED JUNE 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
   PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +1.28% return for the second quarter of 1998, compared to a +1.20% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 57th of 310 funds in its Lipper peer group category for the quarter. The Fund's performance ranked 57th of 298 funds, 51st of 257 funds and 45th of 200 funds in its Lipper peer group, respectively, for the year, three year and since inception (October 31, 1993) periods ended June 30, 1998. As of June 30, 1998, the Fund's 7-day compound yield was 5.30% and its average maturity was 33 days, compared to 5.20% and 28 days, respectively, at March 31, 1998.

     The Federal Reserve Board maintained the federal funds rate at 5.50% for the entire quarter. Three-month Treasury bill yields were again confined to a narrow range over the past three months, ranging from 4.97% to 5.23%. Current yield levels imply that the market is expecting no policy change by the Fed in the third quarter of 1998. Strong but slowing economic growth and signs of incipient wage inflation are offset by continued weakness in Asian economies and reduced financing needs by the Treasury. Accordingly, the Fund will try to take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 20 to 40 days in anticipation of no near term change in policy by the Fed.

     The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As economic activity starts to slow, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. However, merger and acquisition activity has heated up considerably, particularly in the financial services and telecommunications sectors, so we will monitor the Fund's permissible credits in these industries particularly closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top tier credits in the technology, capital goods and consumer non-durable industries.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/98:   $1.00 Per Share
                                  3/31/98:   $1.00 Per Share

                         Total Net Assets:  $40.92 Million


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

                            Diversified Finance    19.9
                          Consumer Loan Finance    17.1
                      Captive Equipment Finance    11.9
                                U.S. Government    10.0
                           Captive Auto Finance     9.8
                          Consumer Non-Durables     3.4
                                         Retail     3.3
                            Captive Oil Finance     3.2
                                         Energy     3.2
                                      Utilities     2.8
                                      Insurance     2.2
                     Technology/Business Equip.     1.5
                                  Capital Goods     1.1
                     Other Assets & Liabilities    10.6

                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                  ----------------------------------------    ------------------------------------------
                   Money     Lipper Money    U.S. Treasury      Money     Lipper Money     U.S. Treasury
                  Market        Market            Bill         Market        Market             Bill
                   Fund         Average        (3-Month)        Fund         Average         (3-Month)
                  ------     ------------    -------------     ------     ------------     -------------
3 Months          1.28%        1.20%            1.28%          1.28%         1.20%            1.28%
  (unannualized)
1 Year            5.27         4.96             5.29           5.27          4.96             5.29
3 Year            5.21         4.94             5.34          16.48         15.56            16.89
Inception         4.88         4.67             5.15          24.91         23.75            26.41
  (11/1/93)


* As of 06/30/98


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                                           3-MONTH U.S.
                       SIT MONEY             TREASURY
                      MARKET FUND           BILL INDEX

The sum of $10,000 invested at inception (11/1/93) and held until 06/30/98 would have grown to $12,491 in the Fund or $12,641 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                                  [PIE CHART]

                             (% of total net assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                          First Tier Securities   100%
                          Second Tier Securities    0%

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
QUARTER ENDED JUNE 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit U.S. Government Securities Fund provided investors with a +1.70% return for the first quarter of 1998 compared to a +1.85% return of the Lehman Int. Government Bond Index. For the twelve months ending June 30, 1998, the Fund's total return was +8.32% versus +8.38% return for the Lehman Index. As of June 30, 1998, the Fund's 30-day SEC yield was 5.63% and its 12-month distribution rate was 5.72%, compared to 5.61% and 5.93%, respectively, at March 31, 1998.

     Interest rates fell during the second quarter with longer maturity yields falling the furthest. Specifically, the yield on the 30-year maturity U. S. Treasury fell -0.32% while the 2-year maturity yield fell only -0.12%. Consequently, prices appreciated significantly in the Fund's longer duration Collateralized Mortgage Obligation and U.S. Treasury holdings. The decline in yields renewed concerns of higher prepayments in the mortgage pass-through sector. As a result, the pass-through holdings provided the lowest return in the Fund for the quarter.

     Investment activity involved the successful combination of smaller mortgage-backed securities into one large security. This combination increases the value of the assets due to the greater demand that exists for larger-sized pools. Also, the Fund purchased a 4-year maturity inflation-linked Treasury note. The principal value of this security increases at the rate of CPI and the security pays a fixed rate coupon. The coupon yield or real yield on the note was 3.87% at the time of purchase while a traditional equivalent-maturity Treasury had a yield of approximately 5.50%. Therefore, if inflation is higher than the differential of 1.63%, the inflation-linked note will outperform.

     Interest rates declined last quarter as weakening Asian economies were expected to further slow domestic growth. However, the Federal Reserve continues to maintain a bias toward tightening due to concerns that tight labor markets and strong consumer demand will lead to higher inflation. We expect inflation to increase slightly and interest rates to move modestly higher. This outlook adds increased importance to the Fund's continued emphasis on interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                               PORTFOLIO SUMMARY

                Net Asset Value 6/30/98:  $10.67 Per Share
                                3/31/98:  $10.63 Per Share

                       Total Net Assets: $112.99 Million

                       30-Day SEC Yield:    5.63%

             12-Month Distribution Rate:    5.72%

                       Average Maturity:   14.6 Years

                     Effective Duration:    2.6 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

                                  GNMA Pass-Through   50.4
                                      U.S. Treasury   18.5
                Collateralized Mortgage Obligations   11.4
                                  FNMA Pass-Through   10.5
                                 FHLMC Pass-Through    4.3
                            Closed-End Mutual Funds    1.5
                                          Municipal    0.6
                       Other Assets and Liabilities    2.8

                           AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                  ------------------------------------------    ------------------------------------------
                  U.S. Gov't.      Lipper      Lehman Inter.    U.S. Gov't.      Lipper      Lehman Inter.
                  Securities     U.S. Gov't.    Gov't. Bond     Securities     U.S. Gov't.     Bond Fund
                     Fund       Fund Average       Index           Fund       Fund Average       Index
                  -----------   ------------   -------------    -----------   ------------   -------------
3 Months            1.70%           2.30%            1.85%          1.70%          2.30%         1.85%
  (unannualized)
1 Year              8.32           10.17             8.38           8.32          10.17          8.38
3 Years             7.14            6.91             6.74          22.98          22.21         21.62
5 Years             6.38            5.76             5.91          36.25          32.16         33.23
10 Years            7.91            7.91             8.05         114.03         114.04        116.90
Inception           8.19            7.81             8.05         139.30         130.15        135.96
  (6/2/87)


* As of 6/30/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                    SIT U.S. GOV'T.          LEHMAN INTER.
                      SECURITIES           GOV'T. BOND INDEX
                         FUND

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/98 would have grown to $23,930 in the Fund or $23,596 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                  [BAR CHART]

                               Years
                                 0-1        2.8%
                                 1-5       80.7%
                                5-10       11.2%
                               10-20        2.9%
                                  20+       2.4%

SIT BOND FUND REVIEW
QUARTER ENDED JUNE 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Bond Fund provided investors with a +2.06% return for the second quarter of 1998 compared to a +2.05% average return for the Lipper Analytical Services Intermediate Investment Grade Bond Fund universe. For the three years ended June 30, 1998, the Fund's annualized total return of +7.60% exceeded the +7.09% average return for its Lipper universe, ranking of 37th of 160 funds. Also, the Fund's performance since inception (December 1, 1993) ranked 21st of 105 funds. As of June 30, 1998, the Fund's 30-day SEC yield was 5.07% and its 12-month distribution rate was 5.99%, compared to 5.43% and 6.35%, respectively, at March 31, 1998.

     Interest rates fell during the second quarter with longer maturity yields falling the furthest. Specifically, the yield on the 30-year maturity U. S. Treasury fell -0.32% while the 2-year maturity yield fell only -0.12%. This resulted in significant price appreciation in the Fund's longer duration corporate, asset-backed, and U.S. Treasury holdings. The decline in yields renewed concerns of higher prepayments in the mortgage pass-through sector. As a result, the pass-through holdings provided the lowest return in the Fund for the quarter.

     Investment activity included selling two corporate securities to take advantage of attractive bids. Later in the quarter, as interest rates continued to fall, corporate issuance of debt rose substantially as corporations rushed to lock in lower rates. The heavy supply caused corporate yield spreads to reach their widest level in five years. The Fund took advantage of this opportunity by purchasing three corporate bonds.

     Interest rates declined last quarter as weakening Asian economies were expected to further slow domestic growth. However, the Federal Reserve continues to maintain a bias toward tightening due to concerns that tight labor markets and strong consumer demand will lead to higher inflation. We expect inflation to increase slightly and interest rates to move modestly higher. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

                   Net Asset Value 6/30/98:  $10.11 Per Share
                                   3/31/98:  $10.03 Per Share

                          Total Net Assets:  $10.91 Million

                          30-Day SEC Yield:    5.07%

                12-Month Distribution Rate:    5.99%

                          Average Maturity:   17.8 Years

                        Effective Duration:    4.0 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

             Government Agency Pass-Through Securities    46.5
                               Corporate Bonds & Notes    15.1
                                         U.S. Treasury    14.0
                               Asset-Backed Securities    10.7
                               Closed-End Mutual Funds     4.7
                   Collateralized Mortgage Obligations     3.7
                            Trust Preferred Securities     1.4
                                             Municipal     0.5
                            Other Assets & Liabilities     3.4

                       AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                  ---------------------------------------     ---------------------------------------
                             Lipper Inter.       Lehman                  Lipper Inter.       Lehman
                  Bond     Investment Grade     Aggregate     Bond     Investment Grade    Aggregate
                  Fund      Bond Fund Avg.     Bond Index     Fund      Bond Fund Avg.     Bond Index
                  -----    ----------------    ----------     ------   ----------------    ----------
3 Months          2.06%         2.05%             2.34%        2.06%         2.05%           2.34%
  (unannualized)
1 Year            9.25          9.42             10.54         9.25          9.42           10.54
3 Year            7.60          7.09              7.88        24.57         22.82           25.55
Inception         7.00          6.20              7.04        36.31         31.72           36.57
  (12/1/93)


* As of 6/30/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                       SIT BOND           LEHMAN AGGREGATE
                         FUND                BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/98 would have grown to $13,631 in the Fund or $13,657 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                                  [PIE CHART]

                             (% of total net assets)
                          LOWER OF MOODY'S OR S&P USED.

                                          U.S. Government   14.0%
              Government Agency Backed Securities & CMO's   50.2%
                                                      AAA   11.2%
                                                       AA    2.6%
                                                        A   10.0%
                                                      BBB    8.6%
                               Other Assets & Liabilities    3.4%

SIT TAX-FREE INCOME FUND REVIEW
QUARTER ENDED JUNE 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Municipal bond yields remained relatively stable over the quarter. The Sit Tax-Free Income Fund provided shareholders a total return of +1.36% for the quarter and +8.91% for the 12 months ended June 30, 1998. The Fund's total return ranked #125 of 248 general municipal funds tracked by Lipper Analytical Services for the quarter and ranked #57 of 233 funds for the twelve month period. In addition, the Fund's returns ranked #31 of 192 funds for the three year period, #4 of 124 funds for the five year period and #44 of 75 funds since its inception on September 29, 1988.

     The Fund's price per share increased $0.01 during the quarter to $10.42 on June 30, 1998 and remains below its all-time high of $10.48 reached in early January 1998. As of June 30th, the Fund's 30-day SEC yield was 4.77% and its 12-month distribution rate was 5.17%, compared to 4.70% and 5.30%, respectively, on March 31, 1998.

     Fund assets increased from $519.6 million to $561.4 million during the quarter, contributing to an increased cash position from 3.8% to 6.5%. Purchases were made in the education sector which increased from 1.8% to 2.6% of total assets and in other revenue bonds which increased from 6.0% to 7.2%. Despite additional purchases across other sectors, the rest of the Fund's industry weightings remained unchanged or were diluted by cash flow. Multifamily housing issues decreased from 29.4% to 27.8% and health care holdings decreased from 23.5% to 22.3%. Prerefunded bonds increased from 3.6% to 4.1% as a result of continued advance refunding activity. Securities rated BBB decreased from 32.2% to 30.9%, reflecting lesser emphasis on lower rated credits as incremental yield spreads remain narrow. Holdings in securities rated "A" or better comprised more than two-thirds of the portfolio at quarter end. The Fund has focused on purchasing new issue securities with greater call protection. With the increase in cash position, the Fund's implied duration remained stable during the quarter at 5.7 years while its average maturity decreased from 18.7 years to 17.9 years.

     With relatively stable municipal bond yields during the quarter, the Fund's performance was driven by its emphasis on securities which provide higher coupon income. We expect economic activity to moderate in the second half of the year and municipal bond yields to remain relatively stable. In this environment, we will continue to focus on securities that provide incremental yield.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

    Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                               PORTFOLIO SUMMARY

                    Net Asset Value 6/30/98:  $10.42 Per Share
                                    3/31/98:  $10.41 Per Share

                           Total Net Assets: $561.36 Million

                           30-Day SEC Yield:    4.77%

                       Tax Equivalent Yield:    7.90%(1)

                 12-Month Distribution Rate:    5.17%

                           Average Maturity:   17.9 Years

            Duration to Estimated Avg. Life:    7.2 Years(2)

                           Implied Duration:    5.7 Years(2)

(1)  For individuals in the 39.6% federal tax bracket.
(2)  See page 13.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                       Multifamily Mortgage Revenue    27.8
                       Hospital/Health Care Revenue    22.3
                     Single Family Mortgage Revenue    15.2
                                      Other Revenue     7.2
                            Closed-End Mutual Funds     5.7
                    Escrowed to Maturity/Pre-Refund     4.1
               Industrial Revenue/Pollution Control     3.9
                             Education/Student Loan     2.6
                                     Transportation     2.1
                             Municipal Lease Rental     1.0
                                  Public Facilities     0.8
                                  Sales Tax Revenue     0.7
                                            Utility     0.1
                       Other Assets and Liabilities     6.5

                       AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                -------------------------------------------    -------------------------------------------
                Tax-Free     Lipper General       Lehman       Tax-Free     Lipper General       Lehman
                 Income        Muni. Bond      5-Year Muni.     Income        Muni. Bond      5-Year Muni.
                  Fund          Fund Avg.       Bond Index       Fund          Fund Avg.       Bond Index
                --------     --------------    ------------    --------     --------------    ------------
3 Months          1.36%           1.33%           1.12%          1.36%           1.33%            1.12%
  (unannualized)
1 Year            8.91            8.39            6.24           8.91            8.39             6.24
3 Years           8.06            7.33            5.82          26.19           23.63            18.50
5 Years           6.94            5.78            5.29          39.85           32.41            29.41
Inception         7.73            7.87            6.96         106.77          109.31            92.86
  (9/29/88)


* As of 6/30/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                        SIT TAX-FREE        LEHMAN 5-YEAR
                         INCOME FUND      MUNI. BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/98 would have grown to $20,677 in the Fund or $19,286 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                                  [PIE CHART]

                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                           BBB   30.9%
                                             A   28.2%
                                            AA   12.9%
                                           AAA   21.5%
                    Other Assets & Liabilities    6.5%

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
QUARTER ENDED JUNE 30, 1998

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     Municipal bond yields remained relatively stable during the quarter. The Sit Minnesota Tax-Free Income Fund provided shareholders a total return of +1.36% for the quarter and +7.79% for the 12 months ended June 30, 1998. The Fund's total return ranked #27 of 47 Minnesota municipal funds tracked by Lipper Analytical Services for the quarter and ranked #25 of 45 funds for the twelve-month period. In addition, the Fund's returns ranked #12 of 44 funds for the three-year period and #1 of 25 funds since its inception on December 1, 1993.

     The Fund's price per share increased $0.01 during the quarter to $10.50 on June 30, 1998 and remains below its all-time high of $10.56 reached in early January 1998. As of June 30th, the Fund's 30-day SEC yield was 4.80% and its 12-month distribution rate was 5.21%, compared to 5.02% and 5.31%, respectively, on March 31, 1998.

     Fund assets increased from $143.6 million to $167.8 million during the quarter. Cash decreased from 7.0% to 5.6% of total assets as purchases were made in the multi-family housing sector which increased from 42.3% to 44.0% and in industrial revenue bonds which increased from 3.6% to 5.2%. In addition, closed-end bond fund holdings increased from 4.1% to 4.8% and health care increased from 12.5% to 13.1%. Other sector weightings were slightly diluted by the new cash flow. Non-rated holdings increased slightly from 33.4% to 35.1% during the quarter while securities rated "A" or better remained at approximately 60%. The Fund's focus on purchasing new issue securities with greater call protection and the reduction in cash position resulted in its implied duration lengthening from 5.0 years to 6.0 years and its average maturity increasing from 19.5 years to 20.2 years during the quarter.

     With relatively stable municipal bond yields during the quarter, the Fund's performance was driven by its emphasis on securities which provide higher coupon income. We expect economic activity to moderate in the second half of the year and municipal bond yields to remain relatively stable. In this environment, we will continue to focus on securities that provide incremental yield.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                               PORTFOLIO SUMMARY

                Net Asset Value 6/30/98:   $10.50 Per Share
                                3/31/98:   $10.49 Per Share

                       Total Net Assets:  $167.82 Million

                       30-Day SEC Yield:     4.80%

                   Tax Equivalent Yield:     8.69%(1)

             12-Month Distribution Rate:     5.21%

                       Average Maturity:    20.2 Years

        Duration to Estimated Avg. Life:     8.0 Years(2)

                       Implied Duration:     6.0 Years(2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 15.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                       Multifamily Mortgage Revenue    44.0
                       Hospital/Health Care Revenue    13.1
                     Single Family Mortgage Revenue    13.0
                                Other Revenue Bonds     6.0
               Industrial Revenue/Pollution Control     5.2
                            Closed-End Mutual Funds     4.8
                                 General Obligation     3.5
                                              Lease     2.3
                                  Public Facilities     1.5
                             Education/Student Loan     1.0
                       Other Assets and Liabilities     5.6


                        AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                ------------------------------------------     --------------------------------------------
                MN Tax-Free      Lipper MN        Lehman       MN Tax-Free      Lipper MN        Lehman
                  Income        Muni. Bond     5-Year Muni.      Income        Muni. Bond     5- Year Muni.
                   Fund          Fund Avg.      Bond Index        Fund          Fund Avg.      Bond Index
                -----------     ----------     ------------    -----------     ----------     -------------
3 Months          1.36%            1.39%           1.12%         1.36%            1.39%           1.12%
  (unannualized)
1 Year            7.79             7.72            6.24          7.79             7.72            6.24
3 Year            7.24             6.72            5.82         23.35            21.54           18.50
Inception         6.67             5.43            5.32         34.42            27.41           26.82
  (12/1/93)


*As of 6/30/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOTS POINTS CHART]

                      SIT MN TAX-FREE          LEHMAN 5-YEAR
                        INCOME FUND           MUNI. BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/98 would have grown to $13,442 in the Fund or $12,682 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                                  [PIE CHART]

                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


                                     Not Rated    35.1%
                                           BBB     4.9%
                                             A    10.7%
                                            AA    21.8%
                                           AAA    21.9%
                    Other Assets & Liabilities     5.6%

                                                         ADVISER'S ASSESSMENT OF
                                                           NOT-RATED SECURITIES

                                                                AA     0.4%
                                                                 A     1.9
                                                               BBB    21.1
                                                                BB    11.0
                                                                 B     0.7
                                                             Total    35.1%

[LOGO]


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     Michael C. Brilley
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips
                     William E. Frenzel

Director Emeritus:
                     Melvin C. Bahle

Officers:
                     Eugene C. Sit, CFA           Chairman
                     Peter L. Mitchelson, CFA     Vice Chairman
                     Mary K. Stern, CFA           President
                     Michael C. Brilley           Senior Vice President
                     Paul E. Rasmussen            Vice President & Treasurer
                     Debra A. Sit, CFA            Vice President - Investments;
                                                      Assistant Treasurer
                     Bryce A. Doty, CFA (1)       Vice President - Investments
                     Paul J. Jungquist, CFA (2)   Vice President - Investments
                     Michael P. Eckert            Vice President - Group Manager
                     Michael J. Radmer            Secretary
                     Carla J. Rose                Assistant Secretary



(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

QUARTERLY REPORT
BOND FUNDS

QUARTER ENDED JUNE 30, 1998


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN
THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS
KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402


LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                            MEMBER OF
                                                            ====================
                                                            100% NO-LOAD
                                                                 MUTUAL FUND
                                                                 COUNCIL
                                                            ====================